STARBOARD INVESTMENT TRUST

Matisse Discounted Closed-End Fund Strategy

Supplement to the
Prospectus and Summary Prospectus

September 22, 2015
This supplement to the Prospectus and Summary Prospectus dated July 29, 2015 for the Matisse Discounted Closed-End Fund Strategy ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to correct a typographical error which resulted in performance data being presented as of the Fund's fiscal year end instead of correctly as of the calendar year end.
Prospectus:
On page 8 of the Prospectus, the bar graph titled, "Institutional Class Shares: Calendar Year Returns," under the section titled, "Performance Information," should be replaced in its entirety with the following:

Investors Should Retain This Supplement for Future Reference